NEWS RELEASE

CONTACT:
CONMED Corporation
Todd W. Garner
Chief Financial Officer
727-214-2975
ToddGarner@conmed.com

CONMED Corporation Announces Third Quarter 2022 Financial Results

Largo, Florida, October 26, 2022 – CONMED Corporation (NYSE: CNMD) today announced financial results for the third quarter ended September 30, 2022.

Third Quarter 2022 Highlights

•	Sales of $275.1 million increased 10.6% year over year as reported and 12.1% in constant currency. Acquisitions contributed approximately 420 basis points of growth.
•	Domestic revenue increased 14.2% year over year.
•	International revenue increased 6.2% year over year as reported and 9.6% in constant currency.
•	Diluted net earnings per share (GAAP) were $1.48, compared to diluted net earnings per share (GAAP) of $0.47 in the third quarter of 2021.
•	Adjusted diluted net earnings per share(1) were $0.77, a decrease of 3.8% compared to adjusted diluted net earnings per share of $0.80 in the third quarter of 2021.
•	Closed Biorez transaction on August 9, 2022.
•	Published ESG Sustainability Report subsequent to quarter end.

“I’m proud that our third quarter results delivered strong top-line growth in a tougher-than-expected environment,” commented Curt R. Hartman, CONMED’s Chair of the Board, President, and Chief Executive Officer. “During the quarter we closed on our acquisition of Biorez, and I am pleased that both our In2Bones and Biorez integrations are off to fantastic starts. I am confident that both of these businesses will add to our future outlook of sustained growth in revenue and profitability.”

2022 Outlook

The Company is narrowing its revenue guidance for the full year 2022 and now expects revenue between $1.1 billion and $1.115 billion compared to its prior guidance of between $1.095 billion and $1.140 billion. Based on recent exchange rates, the Company now expects foreign exchange to have a 150 to 180 bps negative impact on full-year 2022 revenue growth compared to its prior estimate of 100 to 150 bps negative impact.

The Company now expects full-year 2022 adjusted diluted net earnings per share in the range of $3.21 to $3.28, down from the prior range of $3.25 to $3.45.

Supplemental Financial Disclosures

(1) A reconciliation of reported diluted net earnings per share to adjusted diluted net earnings per share, a non-GAAP financial measure, appears below.

Conference Call

The Company’s management will host a conference call today at 4:30 p.m. ET to discuss its third quarter 2022 results.

To participate in the conference call via telephone, please click here to pre-register and obtain the dial-in number and passcode.

This conference call will also be webcast and can be accessed from the “Investors” section of CONMED's website at www.conmed.com. The webcast replay of the call will be available at the same site approximately one hour after the end of the call.

Consolidated Condensed Statements of Income (Loss)

(in thousands except per share amounts, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021

Net sales	$275,088	$248,827	$794,605	$736,665
Cost of sales	123,473	106,521	355,222	324,485
Gross profit	151,615	142,306	439,383	412,180
% of sales	55.1%	57.2%	55.3%	56.0%
Selling & administrative expense	114,600	104,736	333,302	307,476
Research & development expense	12,767	10,859	34,932	32,203
Income from operations	24,248	26,711	71,149	72,501
% of sales	8.8%	10.7%	9.0%	9.8%
Interest expense	8,536	8,145	19,462	27,917
Other expense	—	1,127	112,011	1,127
Income (loss) before income taxes	15,712	17,439	(60,324)	43,457
Provision (benefit) for income taxes	(30,438)	2,491	46,842	5,359
Net income (loss)	$46,150	$14,948	$(107,166)	$38,098

Basic EPS	$1.51	$0.51	$(3.59)	$1.31
Diluted EPS	1.48	0.47	(3.59)	1.19

Basic shares	30,473	29,179	29,892	29,097
Diluted shares	31,103	32,143	29,892	32,020

Sales Summary

(in millions, unaudited)

	Three Months Ended September 30,
			% Change
						Domestic	International
	2022	2021	As Reported	Impact of Foreign Currency	Constant Currency	As Reported	As Reported	Impact of Foreign Currency	Constant Currency
Orthopedic Surgery	$118.6	$105.7	12.2%	1.8%	14.0%	20.4%	7.6%	2.8%	10.4%
General Surgery	156.5	143.1	9.4%	1.3%	10.7%	11.8%	4.0%	4.5%	8.5%
	$275.1	$248.8	10.6%	1.5%	12.1%	14.2%	6.2%	3.4%	9.6%

Single-use Products	$231.3	$200.9	15.1%	1.6%	16.7%	18.8%	10.2%	3.8%	14.0%
Capital Products	43.8	47.9	-8.5%	1.2%	-7.3%	-9.0%	-8.0%	2.3%	-5.7%
	$275.1	$248.8	10.6%	1.5%	12.1%	14.2%	6.2%	3.4%	9.6%

Domestic	$155.7	$136.4	14.2%	0.0%	14.2%
International	119.4	112.4	6.2%	3.4%	9.6%
	$275.1	$248.8	10.6%	1.5%	12.1%

	Nine Months Ended September 30,
			% Change
						Domestic	International
	2022	2021	As Reported	Impact of Foreign Currency	Constant Currency	As Reported	As Reported	Impact of Foreign Currency	Constant Currency
Orthopedic Surgery	$346.3	$320.8	8.0%	1.0%	9.0%	7.1%	8.4%	1.7%	10.1%
General Surgery	448.3	415.9	7.8%	0.9%	8.7%	8.3%	6.6%	3.0%	9.6%
	$794.6	$736.7	7.9%	0.9%	8.8%	8.0%	7.7%	2.2%	9.9%

Single-use Products	$663.1	$597.3	11.0%	1.0%	12.0%	11.0%	11.0%	2.3%	13.3%
Capital Products	131.5	139.4	-5.6%	0.9%	-4.7%	-7.8%	-3.7%	1.7%	-2.0%
	$794.6	$736.7	7.9%	0.9%	8.8%	8.0%	7.7%	2.2%	9.9%

Domestic	$436.1	$404.0	8.0%	0.0%	8.0%
International	358.5	332.7	7.7%	2.2%	9.9%
	$794.6	$736.7	7.9%	0.9%	8.8%

Reconciliation of Reported Net Income to Adjusted Net Income
(in thousands, except per share amounts, unaudited)

	Three Months Ended September 30, 2022
	Gross Profit	Selling & Administrative Expense	Operating Income	Interest Expense	Other Expense	Tax Expense/ (Benefit)	Effective Tax Rate	Net Income	Basic EPS	Adjustments(4)	Diluted EPS
As reported	$151,615	$114,600	$24,248	$8,536	$—	$(30,438)	-193.7%	$46,150		$—	$46,150
% of sales	55.1%	41.7%	8.8%
EPS									$1.51		$1.48
Shares									30,473	630	31,103
Acquisition costs(1)	2,096	(3,706)	5,802	—	—	35,852		(30,050)
	$153,711	$110,894	$30,050	$8,536	$—	$5,414		$16,100
Adjusted gross profit %	55.9%
Amortization(2)	$1,500	(7,193)	8,693	(1,488)	—	2,484		7,697
As adjusted		$103,701	$38,743	$7,048	$—	$7,898	24.9%	$23,797		$—	$23,797
% of sales		37.7%	14.1%
Adjusted Diluted EPS											$0.77

Shares									30,473	630	31,103
Convertible notes hedges(3)											(45)
Adjusted Diluted Shares											31,058

	Three Months Ended September 30, 2021
	Gross Profit	Selling & Administrative Expense	Operating Income	Interest Expense	Other Expense	Tax Expense/ (Benefit)	Effective Tax Rate	Net Income	Basic EPS	Adjustments	Diluted EPS
As reported	$142,306	$104,736	$26,711	$8,145	$1,127	$2,491	14.3%	$14,948		$—	$14,948
% of sales	57.2%	42.1%	10.7%
EPS									$0.51		$0.47
Shares									29,179	2,964	32,143
Loss on early extinguishment of debt(5)	—	—	—	—	(1,127)	281		846
	$142,306	$104,736	$26,711	$8,145	$—	$2,772		$15,794
Adjusted gross profit %	57.2%
Amortization(2)	$1,500	(6,796)	8,296	(3,410)	—	2,798		8,908
As adjusted		$97,940	$35,007	$4,735	$—	$5,570	18.4%	$24,702		$—	$24,702
% of sales		39.4%	14.1%
Adjusted Diluted EPS											$0.80

Shares									29,179	2,964	32,143
Convertible notes hedges(3)											(1,244)
Adjusted Diluted Shares											30,899

(1) In 2022, the Company incurred inventory step-up adjustments associated with the acquisition of In2Bones Global, Inc. and consulting fees, legal fees and other integration related costs associated with the acquisitions of In2Bones Global, Inc. and Biorez, Inc.

(2) Includes amortization of intangible assets, deferred financing fees and debt discount.

(3) Non-GAAP adjusted dilutive weighted average shares outstanding exclude dilution that is expected to be offset by the Company’s convertible notes hedge transactions.

(4) The Company adopted ASU 2020-06, effective January 1, 2022. As a result of the adoption, the Company is required to compute diluted EPS using the if-converted method. Under the if-converted method, the numerator is adjusted for interest expense applicable to its convertible notes (net of tax) and the denominator includes additional common shares assuming conversion premium and principal portion of the notes (when permitted or required) are settled in shares.  Subsequent to June 6, 2022, the Company is required to settle the principal value of its convertible notes in cash.

(5) In 2021, the Company incurred costs related to a loss on early extinguishment and third party fees associated with the seventh amended and restated senior credit agreement.

Reconciliation of Reported Net Income (Loss) to Adjusted Net Income

(in thousands, except per share amounts, unaudited)

	Nine Months Ended September 30, 2022
	Gross Profit	Selling & Administrative Expense	Operating Income	Interest Expense	Other Expense	Tax Expense	Effective Tax Rate	Net Income (Loss)	Basic EPS	Adjustments(8)	Diluted EPS
As reported	$439,383	$333,302	$71,149	$19,462	$112,011	$46,842	-77.7%	$(107,166)		$—	$(107,166)
% of sales	55.3%	41.9%	9.0%
EPS									$(3.59)		$(3.59)
Shares									29,892	—	29,892
Acquisition costs(1)	2,445	(6,306)	8,751	—	—	34,092		(25,341)
Legal matters(2)	—	(775)	775	—	—	(462)		1,237
Convertible notes premium on extinguishment(3)	—	—	—	—	(103,125)	(61,521)		164,646
Change in fair value of convertible notes hedges upon settlement(4)	—	—	—	—	(5,460)	(3,257)		8,717
Loss on early extinguishment of debt(5)	—	—	—	—	(3,426)	(2,044)		5,470
	$441,828	$326,221	$80,675	$19,462	$—	$13,650		$47,563
Adjusted gross profit %	55.6%
Amortization(6)	$4,500	(20,563)	25,063	(3,404)	—	6,934		21,533
As adjusted		$305,658	$105,738	$16,058	$—	$20,584	23.0%	$69,096		$2,978	$72,074
% of sales		38.5%	13.3%
Adjusted Diluted EPS											$2.22

Shares									29,892	3,392	33,284
Convertible note hedges(7)											(771)
Adjusted Diluted Shares											32,513

	Nine Months Ended September 30, 2021
	Gross Profit	Selling & Administrative Expense	Operating Income	Interest Expense	Other Expense	Tax Expense	Effective Tax Rate	Net Income	Basic EPS	Adjustments	Diluted EPS
As reported	$412,180	$307,476	$72,501	$27,917	$1,127	$5,359	12.3%	$38,098		$—	$38,098
% of sales	56.0%	41.7%	9.8%
EPS									$1.31		$1.19
Shares									29,097	2,923	32,020
Restructuring and related costs(9)	—	(414)	414	—	—	109		305
Loss on early extinguishment of debt(5)	—	—	—	—	(1,127)	281		846
	$412,180	$307,062	$72,915	$27,917	$—	$5,749		$39,249
Adjusted gross profit %	56.0%
Amortization(6)	$4,500	(20,323)	24,823	(10,557)	—	8,653		26,727
As adjusted		$286,739	$97,738	$17,360	$—	$14,402	17.9%	$65,976		$—	$65,976
% of sales		38.9%	13.3%
Adjusted Diluted EPS											$2.14

Shares									29,097	2,923	32,020
Convertible note hedges(7)											(1,213)
Adjusted Diluted Shares											30,807

(1) In 2022, the Company incurred inventory step-up adjustments associated with the acquisition of In2Bones Global, Inc. and consulting fees, legal fees and other integration related costs associated with the acquisitions of In2Bones Global, Inc. and Biorez, Inc.

(2) In 2022, the Company incurred costs related to the settlement of litigation.

(3) In 2022, the Company incurred costs related to the conversion premium on the repurchase and extinguishment of $275.0 million of its 2.625% Convertible Notes.

(4) In 2022, the Company incurred costs related to the settlement of convertible notes hedge transactions associated with the repurchase and extinguishment of $275.0 million of its 2.625% Convertible Notes.

(5) In 2022, the Company incurred costs related to the write-off of deferred financing fees associated with the repurchase and extinguishment of $275.0 million of its 2.625% Convertible Notes and term loan paydown. In 2021, the Company incurred costs related to a loss on early extinguishment and third party fees associated with the seventh amended and restated senior credit agreement.

(6) Includes amortization of intangible assets, deferred financing fees and debt discount.

(7) Non-GAAP adjusted dilutive weighted average shares outstanding exclude dilution that is expected to be offset by the Company’s convertible notes hedge transactions.

(8) The Company adopted ASU 2020-06, effective January 1, 2022. As a result of the adoption, the Company is required to compute diluted EPS using the if-converted method. Under the if-converted method, the numerator is adjusted for interest expense applicable to its convertible notes (net of tax) and the denominator includes additional common shares assuming conversion premium and principal portion of the notes (when permitted or required) are settled in shares.  Subsequent to June 6, 2022, the Company is required to settle the principal value of its convertible notes in cash.  Adjustments in 2022 are applicable on a non-GAAP basis only since GAAP results are in a loss position and therefore exclude dilutive potential shares.

(9) In 2021, the Company incurred restructuring costs related to restructuring of our sales force.

Reconciliation of Reported Net Income (Loss) to EBITDA & Adjusted EBITDA

(in thousands, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021

Net income (loss)	$46,150	$14,948	$(107,166)	$38,098
Provision (benefit) for income taxes	(30,438)	2,491	46,842	5,359
Interest expense	8,536	8,145	19,462	27,917
Depreciation	3,938	3,778	12,028	12,519
Amortization	13,689	13,432	39,754	40,747
EBITDA	$41,875	$42,794	$10,920	$124,640

Stock based compensation	5,754	4,327	15,972	12,003
Acquisition costs	5,802	—	8,751	—
Legal matters	—	—	775	—
Convertible notes premium on extinguishment	—	—	103,125	—
Change in fair value of convertible notes hedges upon settlement	—	—	5,460	—
Loss on early extinguishment of debt	—	1,127	3,426	1,127
Restructuring and related costs	—	—	—	414
Adjusted EBITDA	$53,431	$48,248	$148,429	$138,184

EBITDA Margin
EBITDA	15.2%	17.2%	1.4%	16.9%
Adjusted EBITDA	19.4%	19.4%	18.7%	18.8%

About CONMED Corporation

CONMED is a medical technology company that provides surgical devices and equipment for minimally invasive procedures. The Company’s products are used by surgeons and physicians in a variety of specialties, including orthopedics, general surgery, gynecology, thoracic surgery, and gastroenterology. For more information, visit www.conmed.com.

Forward-Looking Statements

This press release and the associated conference call may contain forward-looking statements based on certain assumptions and contingencies that involve risks and uncertainties, which could cause actual results, performance, or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. For example, in addition to general industry and economic conditions, factors that could cause actual results to differ materially from those in the forward-looking statements may include, but are not limited to, the risks posed to the Company’s business, financial condition, and results of operations by the COVID-19 global pandemic and the various government responses to the pandemic, including deferral of surgeries, reductions in hospital and ambulatory surgery center operating volumes, disruption to potential supply chain reliability; any assumptions underlying any of the foregoing as well as the risk factors discussed in the Company's Annual Report on Form 10-K for the full year ended December 31, 2021. Any and all forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The Company believes that all forward-looking statements made by it have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct.

Supplemental Information - Reconciliation of GAAP to Non-GAAP Financial Measures

The Company supplements the reporting of its financial information determined under generally accepted accounting principles in the United States (GAAP) with certain non-GAAP financial measures, including percentage sales growth in constant currency; adjusted gross profit; cost of sales excluding specified items; adjusted selling and administrative expenses; adjusted operating income; adjusted interest expense; adjusted other expense; adjusted income tax expense (benefit); adjusted effective income tax rate; adjusted net income, adjusted diluted shares and adjusted diluted net earnings per share (EPS). The Company believes that these non-GAAP measures provide meaningful information to assist investors and shareholders in understanding its financial results and assessing its prospects for future performance. Management believes percentage sales growth in constant currency and the other adjusted measures described above are important indicators of its operations because they exclude items that may not be indicative of, or are unrelated to, its core operating results and provide a baseline for analyzing trends in the Company’s underlying business. Further, the presentation of EBITDA is a non-GAAP measurement that management considers useful for measuring aspects of the Company’s cash flow. Management uses these non-GAAP financial measures for reviewing the operating results and analyzing potential future business trends in connection with its budget process and bases certain management incentive compensation on these non-GAAP financial measures.

Net sales on a constant currency basis is a non-GAAP measure. The Company analyzes net sales on a constant currency basis to better measure the comparability of results between periods. To measure percentage sales growth in constant currency, the Company removes the impact of changes in foreign currency exchange rates that affect the comparability and trend of net sales. To measure earnings performance on a consistent and comparable basis, the Company excludes certain items that affect the comparability of operating results and the trend of earnings. These adjustments are irregular in timing, may not be indicative of past and future performance and are therefore excluded to allow investors to better understand underlying operating trends.

Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies' non-GAAP financial measures having the same or similar names. These adjusted financial measures should not be considered in isolation or as a substitute for reported sales growth, gross profit, cost of sales, selling and administrative expenses, operating income, interest expense, other expense, income tax expense (benefit), effective income tax rate, net income (loss), diluted shares and diluted net earnings (loss) per share, the most directly comparable GAAP financial measures. These non-GAAP financial measures are an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliations to corresponding GAAP financial measures above, provide a more complete understanding of the business. The Company strongly encourages investors and shareholders to review its financial statements and publicly filed reports in their entirety and not to rely on any single financial measure.